                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 26, 2002
                Date of report (Date of earliest event reported)

                              Hubbell Incorporated
             (exact name of registrant as specified in its charter)


          CONNECTICUT                         1-2958                    06-0397030
(State or other jurisdiction of      (Commission File Number)        (I.R.S. Employer
 incorporation or organization)                                   Identification Number)

             584 Derby Milford Road, Orange, Connecticut 06477-4024
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 799-4100
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

            On April 26, 2002, Hubbell Incorporated (the "Company") announced that it completed its acquisition of LCA Group Inc., the domestic lighting division of U.S. Industries, Inc. The purchase price for the acquisition was $250.0 million in cash, subject to adjustment based on certain circumstances.

            A copy of the Company's press release has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b) None.

The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

99.1  Press Release, dated April 26, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HUBBELL INCORPORATED




                                        By: /s/ Richard W. Davies
                                            ------------------------------------
                                            Name:  Richard W. Davies
                                            Title: Vice President, General
                                                   Counsel and Secretary

Date: April 26, 2002

                                  EXHIBIT INDEX

EXHIBIT NO.           DOCUMENT DESCRIPTION
99.1                  Press Release, dated April 26, 2002.